VIAD

INVESTOR PRESENTATION

AUGUST 2015

FORWARD-LOOKING STATEMENTS

As provided by the safe harbor provision under the Private Securities Litigation Reform Act of 1995, Viad cautions readers that, in addition to historical information contained herein, this press release includes certain information, assumptions and discussions that may constitute forward-looking statements. These forward-looking statements are not historical facts, but reflect current estimates, projections, expectations, or trends concerning future growth, operating cash flows, availability of short-term borrowings, consumer demand, new or renewal business, investment policies, productivity improvements, ongoing cost reduction efforts, efficiency, competitiveness, legal expenses, tax rates and other tax matters, foreign exchange rates, and the realization of restructuring cost savings. Actual results could differ materially from those discussed in the forward-looking statements. Viad's businesses can be affected by a host of risks and uncertainties. Among other things, natural disasters, gains and losses of customers, consumer demand patterns, labor relations, purchasing decisions related to customer demand for exhibition and event services, existing and new competition, industry alliances, consolidation and growth patterns within the industries in which Viad competes, acquisitions, capital allocations, adverse developments in liabilities associated with discontinued operations and any deterioration in the economy, may individually or in combination impact future results. In addition to factors mentioned elsewhere, economic, competitive, governmental, technological, capital marketplace and other factors, including terrorist activities or war, a pandemic health crisis and international conditions, could affect the forward-looking statements in this press release. Additional information concerning business and other risk factors that could cause actual results to materially differ from those in the forward-looking statements can be found in Viad's annual and quarterly reports filed with the Securities and Exchange Commission.

Information about Viad Corp obtained from sources other than the company may be out-of-date or incorrect. Please rely only on company press releases, SEC filings and other information provided by the company, keeping in mind that forward-looking statements speak only as of the date made. Viad undertakes no obligation to update any forward-looking statements, including prior forward-looking statements, to reflect events or circumstances arising after the date as of which the forward-looking statements were made.

Viad is a **SmallCap 600** company with two business groups and a **clear strategy** for growth and **shareholder value**


MARKETING & EVENTS


TRAVEL & RECREATION

2014

REVENUE
$1.1B


11%
89%

ADJUSTED SEGMENT EBITDA[1]
$91.3M


40%
60%
M&E
T&R

[1] *A reconciliation of this non-GAAP measure to segment operating income can be found in the Appendix.*

VIAD

FOCUSED ON SHAREHOLDER VALUE

LONG HISTORY OF STRATEGIC DIVESTITURES[1]

Over the last 30 years, Viad has spun-off or sold more than 20 lines of business, including:

1987	1992	1993	1996	1997	1999	1999	2004
Greyhound Lines, Inc. bus operations	The FINOVA Group	Motor Coach Industries	The Dial Corp.	Premier Cruise Lines	Restaura dining service operations	Dobbs Int'l Services airline food service	MoneyGram International

THOROUGH REVIEW OF STRATEGIC OPTIONS[1]

DEC 2012

- **Announced review of strategic options** to enhance shareholder value (including possible separation of M&E and T&R businesses and increasing dividends or share repurchases), working with JP Morgan
- **Announced repurchase authorization** of 1M shares (613k shares repurchased for $14.9M through 6/30/15)

NOV 2013 / FEB 2014

- **Paid special dividends** totaling $4.00 per share as optimal mechanism to allocate capital at that time

APR 2014

- Announced conclusion of review and **go-forward strategy** to enhance shareholder value

PRESENT

- Executing against growth strategy with 5 acquisitions during 2014

POSITIVE CORPORATE GOVERNANCE CHANGES[1]

- Added 3 independent Board members with industry expertise: M. Pederson (Aug 2011); E. Mace (Nov 2012); A. Benett (Jul 2013)
- Average Board tenure reduced from 8.7 to 5.4 years (since 2012)
- Eliminated Poison Pill (Feb 2013)
- Adopted No Hedging, No Pledging Policy (Feb 2013)
- Separated Chairman and CEO roles; elected independent Chairman (Dec 2014)
- New CEO, Steve Moster, appointed (Dec 2014)
- Exec Comp Changes:
  - CEO LTI award increased to 100% performance-based and other executive officers increased from 50/50 to 70/30;
  - New LTI goals based on EBITDA, ROIC and TSR;
  - Holding requirements for vested restricted stock;
  - Eliminated tax gross-ups on perks, legacy payments;
  - Phase out of excise tax gross-ups and modified single-trigger provisions in change-in-control arrangements

[1] *Representative list of actions taken; not comprehensive*

Viad's strong earnings growth and cash generation allow for **reinvestment** in the business and **return of capital** to shareholders

Income Before Other Items Per Share[1]


110% CAGR
0.09
0.48
0.99
1.15
1.75
2010
2011
2012
2013
2014

	2010	2011	2012	2013	2014
Net Cash/(Debt)	$137M	$97M	$112M	$34M	($84M)
Debt-to-Capital	2.3%	0.8%	0.6%	3.2%	28.9%
Debt-to-Equity	2.3%	0.8%	0.6%	3.3%	40.6%

2010 - 2014

Cash Generated from Operations ▶ **$211M**

Reinvestment in Business ▶ **$288M**
$131.8M Capex[2]
$155.9M Acquisitions[3]

Returned to Shareholders ▶ **$132M**
$109.7M Dividends[4]
$22.0M Repurchases

[1] A reconciliation of this non-GAAP measure to Income from Continuing Operations can be found in the Appendix.
[2] Capex as a % of revenue was ~2% for GES and ~7% for T&R (excluding the Glacier Skywalk) from 2010-14.
[3] Net of proceeds from divestitures of non-strategic assets totaling $29.7M.
[4] Includes $81.3M of Special Dividends paid out in connection with Viad's Strategic Review.

VIAD

MARKETING & EVENTS GROUP (GES)

Global Experience Specialists

Establish GES as the **Preferred** Global, **Full-Service** Provider for **Live Events**

Customer consolidation and continued global expansion creates increasing demand for global capabilities


GLOBAL REACH
Drive Expansion
Improve Margins
Differentiate
FULL-SERVICE PROVIDER
LIVE EVENTS

Addition of adjacent services creates a unique, integrated offering to deepen client relationships, expand client base and increase share of total event spend

Growth of core business and penetration into new event segments extends industry leadership and leverages capabilities

VIAD

GLOBAL REACH WITH SIGNIFICANT OPPORTUNITY FOR GROWTH

GES holds a **leading position** delivering its Core Services to the Exhibitions segment of the market and is **expanding** into other Live Events segments and New Services

ESTABLISHED POSITION[1] IN KEY GLOBAL MARKETS


30%
55%
45%

US | UK | Canada

BROAD CUSTOMER SET IN MULTIPLE REGIONS

3 of the **5** largest global organizers use GES in multiple regions

14 of the top **20** global organizers are already working with GES

GLOBAL REACH

Leveraging global capabilities and large customer base to drive growth in new services and other live event segments

[1] *GES Official Services Contracting market share (internal estimates)*

LIVE EVENTS: GES HAS BLUE CHIP CLIENTS ACROSS ALL FOUR SEGMENTS

Industry leaders already select GES in **every** Live Event segment

Exhibitions	Congresses / Conferences	Corporate Events	Consumer Events
Penton	ASCRS	DELL	Disney
UBM	European Society of Cardiology	Microsoft	Universal
Pfizer, Merck	WVC conference	Mary Kay	Sony

GES 2014 REVENUE MIX


85%
7%
6%
2%

VIAD

GES has made **significant progress** creating the **most comprehensive** suite of services for the live events industry

Completed **4** strategic acquisitions during Sept-Nov 2014

- Enhances overall competitiveness
- Facilitates growth in under-penetrated segments (Congresses / Conferences, Corporate Events and Consumer Events)
- Forms basis for data platform

KEY SERVICES REQUIRED BY CLIENTS

Core Services:
Contracting Services
Design & Build
Creative / Strategic

New Services:
Audio Visual
Registration & Data
Event Accommodations

GES REVENUE MIX (2015 EST.)


Audio-Visual 4%
1% Registration & Data
3% Event Accommodation
92% Core Services

GES ACQUISITIONS ARE DRIVING RESULTS AND DELIVERING VALUE

Acquisitions bring **attractive margins** and **revenue synergies**

Aggregate purchase price of **$113M** ▶ **$16.5M - $17.5M** ADJUSTED EBITDA[1] in 2015 (estimate)

18% AVERAGE IRR[2]

ATTRACTIVE MARGINS


ADJUSTED
EBITDA Margin[1]
~20 PTS
HIGHER FOR ACQUISITIONS
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
ACQUISITIONS
ORGANIC
2013
2014
2015 Est

LARGE CROSS SELL OPPORTUNITY

% of GES contracting customers that do not use GES for AV / Registration / Accommodations


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
80%
40%
45%
95%
Blitz 3
AV UK/Europe
N200 3
Registration Europe
onPeak 4
Accommodations US
US AV 4

[1] Refers to Adjusted Segment EBITDA. A discussion of this non-GAAP measure can be found in the Appendix.
[2] Assumes 2-3% perpetual growth rate
[3] Percent of top 15 UK contracting events
[4] Percent of US contracting events >$400K for onPeak and all US contracting events for US AV (US in-house AV team launched late 2013). Travel Planners, also acquired by Viad, was merged into onPeak

VIAD

GES IS DRIVING PROFITABLE GROWTH

By positioning GES as the preferred global, full-service provider for live events, we are driving **growth in higher-margin** service lines, **increasing our share** within the live events market and **differentiating** GES to enhance customer loyalty


Revenue
ACQUISITIONS
ORGANIC
$944M
>$1B
4-5%*
CAGR
~2%*
ORGANIC
CAGR
2014
2015
2016

* *When adjusting to exclude major non-annual events and lower FX rate versus 2014, the total CAGR would be 7-8% and the Organic CAGR would be ~5%.*


ADJUSTED EBITDA[1]
ACQUISITIONS
ORGANIC
$54.9M
>$80M
2014
2015
2016

Margin[1]

5.8%	5.7 – 5.9%	>8%

[1] Refers to Adjusted Segment EBITDA and Margin. A discussion of these non-GAAP measures can be found in the Appendix.

VIAD

VIAD

TRAVEL & RECREATION GROUP (T&R)

Brewster Travel Canada

Glacier Park, Inc.

Alaska Denali Travel

DRIVING GROWTH IN HIGH VALUE AREAS

T&R strategically invests in hospitality and attractions, which have **highest margins** and **strong return** on investment



Revenue ($M)
14.5% CAGR
70
87
105
108
121
0% CAGR Transportation
11% CAGR Package Tours
13% CAGR Attractions
29% CAGR Hospitality
2010
2011
2012
2013
2014

Asset Management Initiatives

1. **REFRESH** assets to optimize market position and maximize returns
2. **BUILD** new assets, creating new revenue streams with economies of scale and scope
3. **BUY** strategic assets that drive economies of scale and scope, improving financial performance

VIAD

The Glacier Skywalk secured **significant return** on investment, **surpassing attendance** expectations, and receiving international awards and media coverage

~$20M INVESTMENT ▶ **~300k** VISITORS in first year ▶ **$4.5M** EBITDA[1] IN 2014 **>90%** IRR[2]

Glacier Skywalk
Jasper National Park | Opened May 2014



Extensive
Awards and Media Coverage

TOP 2013 PROJECTS alberta construction
CANADIAN DESIGN BUILD INSTITUTE DB
World Architecture Festival Barcelona 2-4 November 2011
ARCHITECTURAL DIGEST
TRAVEL+ LEISURE
USA TODAY
NATIONAL GEOGRAPHIC TRAVEL

[1] Refers to Adjusted Segment EBITDA. A discussion of this non-GAAP measure can be found in the Appendix.
[2] Assumes Exit EBITDA of 10x.

ATTRACTIONS DRIVE GROWTH IN MARKETS WITH PERENNIAL DEMAND

T&R's attractions have **strong financial performance** and create cross-selling opportunities. In addition to surpassing forecasts, the new Glacier Skywalk has helped lift visits to the Glacier Adventure on the Columbia Ice Field


BANFF GONDOLA
586,000 visits ▶ up 9%


GLACIER SKYWALK
NEW: 300,000 visits


BANFF LAKE CRUISE
64,000 visits ▶ up 39%


GLACIER ADVENTURE
404,000 visits ▶ up 21%
CANADA

All comparisons are 2014 versus 2013.

VIAD

BUY: PROVEN TRACK RECORD OF RETURNS ON ACQUISITIONS

5 ACQUISITIONS FOR $81M ▶ **$10.6M EBITDA[1] in 2014**
20% AVERAGE IRR[2]

January 2011
Glacier National Park
Grouse Mountain Lodge
Year-round hotel in Whitefish, MT



June 2011
Glacier National Park
St. Mary Lodge
Lodging, retail, F&B at East entrance of park



September 2011
Denali National Park
Alaska Denali Travel
Lodging, package tours, transportation
Rare in-holding within park



March 2012
Banff National Park
Banff International Hotel
Prime location in capacity-constrained downtown Banff



July 2014
Glacier National Park
West Glacier Properties
Lodging, retail, F&B at West entrance of park
T&R now book-ends Going-to-the-Sun Road
Rare in-holding within park



[1] Refers to Adjusted Segment EBITDA. A discussion of this non-GAAP measure can be found in the Appendix.
[2] Assumes Exit EBITDA of 10x.

HOSPITALITY: REVENUE GROWTH OUTPACES ROOM COUNT

We have successfully pursued **scale** and **enhanced performance** in our hospitality operations



# of Hotel Rooms[1]
+133%
14 vs 10
1,031
953
789
703
443
DENALI
+122%
GLACIER PARK
+98%
BANFF
2010
2011
2012
2013
2014
Hospitality Revenue[1] ($M)
$15.5
$25.7
$36.1
$38.2
$42.7
+175%

2014 vs. 2010[1]

133% INCREASE IN ROOM COUNT

175% INCREASE IN REVENUE

[1] Reflects continuing operations. Including discontinued operations, the growth rates from 2010 to 2014 are 12% (rooms) and 37% (hospitality revenue).

VIAD

CONTINUED OPPORTUNITY TO SCALE BUSINESS

There is opportunity to **increase market share**, to further scale and leverage capabilities

	VIAD ROOMS	VIAD PROPERTIES	TOTAL MARKET ROOMS	TOTAL MARKET PROPERTIES
BANFF / JASPER MARKET				
Town of Banff	6%	5%	4,750	40
Jasper	0%	0%	2,346	25
Lake Louise	0%	0%	1,133	8
Icefields Parkway	11%	10%	291	10
TOTAL	4%	4%	8,520	83
GLACIER NATIONAL PARK MARKET				
Whitefish	18%	5%	810	19
Glacier NP	13%	20%	587	10
Glacier NP East Gateway Communities	56%	12%	495	17
Waterton Lakes NP	23%	11%	375	9
Glacier NP West Gateway Communities	12%	6%	276	18
Columbia Fall / Hungry Horse / Coram	0%	0%	195	12
TOTAL	22%	8%	2,738	85
DENALI NATIONAL PARK MARKET				
Denali Park Road Gateway	2%	4%	2,039	28
Talkeetna Area	0%	0%	749	11
Denali NP	38%	20%	110	5
TOTAL	3%	5%	2,898	44

NP = National Park

CURRENT MARKET SHARE

4% BANFF JASPER | **22%** GLACIER | **3%** DENALI

VIAD

SUMMARY

VIAD OPPORTUNITY SUMMARY

Viad is in a strong position to **enhance shareholder value**

STRENGTH

Strong, proven foundation

TWO SOLID BUSINESS GROUPS

- Leading and defensible market positions
- Recurring revenue streams
- Strong and improving results with strong balance sheet

VISION

Clear plans for meaningful growth

WELL-DEFINED GROWTH STRATEGIES

- **GES**: Differentiating as preferred global, full-service provider for live events
- **T&R**: Driving economies of scale and scope and enhancing unique portfolio of integrated tourism assets

PERFORMANCE

Focus on shareholder return

BALANCED CAPITAL ALLOCATION STRATEGY

- Business development remains the priority
- Opportunistically repurchase shares | $10.6M (448k shares) in 2014; $3.8M (141k shares) in Q115
- Pay quarterly dividend: $0.10 / share (~1.5% yield)
- Credit facility leverage ratios | For acquisitions: 2.5x; For return of capital >$20M[1]: 2x

[1] *In any calendar year.*

VIAD

ACTIVE ACQUISITION PIPELINE

Viad has a **disciplined** and **proactive** acquisition program focused on proprietary deal-sourcing in support of our business unit strategies to drive shareholder value

1 STRATEGIC FIT

GES

- New lines of business to drive penetration across all Live Events segments
- Products and services that are essential to Live Events while also supporting core contracting business
- Leading players with proven products
- Immediate cross-sell opportunity

T&R

- High-return tourism assets in iconic natural destinations to scale (+2x) the business
- Prioritize current geographies to maximize scale and scope but consider new geographies that bring meaningful scale and market share
- Seek a combination of attractions and hotels to realize cross-sell advantages

2 ECONOMIC FIT

Target EBITDA Multiples	GES: 4-7x T&R: 7-10x
Target IRR	15%+

Evaluate relative to share repurchase

3 CULTURAL FIT

Culture requirements:

- Integrity
- Customer-focus
- Innovation
- Continuous improvement

Strong cultural alignment:

- Facilitates integration
- Enhances opportunities for cross-selling and other synergies

APPENDIX

VIAD SUMMARY INCOME STATEMENT DATA

Millions (except per share amounts)	2010	2011	2012	2013	2014	6/30/2014 YTD	6/30/2015 YTD
Revenue:							
Marketing & Events Group	$ 756.5	$ 840.6	$ 902.0	$ 844.9	$ 944.5	$ 504.4	$ 543.5
Travel & Recreation Group	70.0	87.2	104.6	108.4	120.5	37.6	37.9
	$ 826.5	$ 927.8	$ 1,006.6	$ 953.3	$ 1,065.0	$ 542.0	$ 581.4
Adjusted Segment EBITDA[1]:							
Marketing & Events Group	$ 17.2	$ 27.5	$ 40.7	$ 40.6	$ 54.9	$ 37.5	$ 48.4
Travel & Recreation Group	21.3	24.0	27.5	29.1	36.4	3.9	5.3
	$ 38.5	$ 51.5	$ 68.2	$ 69.7	$ 91.3	$ 41.4	$ 53.7
Adjusted Segment Operating Income[1]:							
Marketing & Events Group	$ (5.1)	$ 5.2	$ 17.9	$ 20.1	$ 32.5	$ 27.2	$ 34.5
Travel & Recreation Group	16.1	17.9	20.3	21.8	28.1	0.3	1.4
	11.0	23.1	38.2	41.9	60.6	27.5	35.9
Corporate Activities[2]	(6.4)	(7.7)	(9.4)	(6.8)	(7.5)	(3.8)	(3.2)
Interest Expense, net	(1.3)	(0.7)	(0.7)	(0.7)	(1.7)	(0.5)	(1.7)
Pre-tax Income Before Other Items	3.3	14.7	28.1	34.5	51.5	23.2	31.0
Income Taxes Before Other Items	(1.3)	(4.8)	(7.8)	(11.0)	(15.8)	(7.0)	(9.9)
Non-controlling Interest	(0.1)	(0.2)	(0.2)	(0.1)	(0.4)	0.3	0.2
Income Before Other Items[1]	$ 1.9	$ 9.7	$ 20.1	$ 23.3	$ 35.2	$ 16.4	$ 21.2
Income Before Other Items Per Diluted Share[1]	$ 0.09	$ 0.48	$ 0.99	$ 1.15	$ 1.75	$ 0.81	$ 1.06
Dilutive Shares Outstanding	20.3	20.1	20.0	20.3	20.1	20.3	19.9

Note: Certain amounts above may not foot due to rounding.

[1] Refer to the following pages for discussion and reconciliation of these non-GAAP measures to the most comparable GAAP measures.

[2] Corporate activities expense in 2014 has been adjusted to exclude acquisition transaction-related costs and CEO Transition Costs, which are classified as "Other Items". Refer to the following pages for additional discussion of "Other Items".

VIAD

This document includes the presentation of **"Income Before Other Items"**, **"Adjusted Segment Operating Income"** and **"Adjusted Segment EBITDA"**, which are supplemental to results presented under accounting principles generally accepted in the United States of America ("GAAP") and may not be comparable to similarly titled measures presented by other companies. These non-GAAP measures are utilized by management to facilitate period-to-period comparisons and analysis of Viad's operating performance and should be considered in addition to, but not as substitutes for, other similar measures reported in accordance with GAAP.

Income Before Other Items is defined by management as income from continuing operations attributable to Viad before restructuring charges/recoveries, impairment charges/recoveries, acquisition transaction-related costs, integration costs, other non-recurring expenses (including CEO transition costs in 2014) and tax matters. **Adjusted Segment Operating Income** is defined by management as segment operating income before integration costs. Segment operating income is a GAAP measure defined as income from continuing operations before corporate activities, interest expense and interest income, income taxes, restructuring charges, impairment losses and recoveries and the reduction for income attributable to non-controlling interest. Income Before Other Items and Adjusted Segment Operating Income are considered useful operating metrics, in addition to income from continuing operations attributable to Viad and segment operating income, as potential variations arising from non-operational expenses/income are eliminated, thus resulting in additional measures considered to be indicative of Viad's performance.

Adjusted Segment EBITDA is defined by management as segment operating income before integration costs and non-cash depreciation and amortization. Adjusted Segment EBITDA is considered a useful operating metric, in addition to segment operating income, as potential variations arising from non-recurring integration costs, amortization and depreciation are eliminated, thus resulting in an additional measure considered to be indicative of Viad's segment performance. Management believes that the presentation of Adjusted Segment EBITDA provides useful information to investors regarding Viad's results of operations for trending, analyzing and benchmarking the performance and value of Viad's business. Management also believes that the presentation of Adjusted Segment EBITDA for acquisitions and the Glacier Skywalk enables investors to assess how effectively management is investing capital into major corporate development projects, both from a valuation and return perspective. Management uses Adjusted Segment EBITDA primarily as a performance measure and believes that the GAAP financial measure most directly comparable to this non-GAAP measure is segment operating income. Although Adjusted Segment EBITDA is used as a financial measure to assess the performance of the business, the use of Adjusted Segment EBITDA is limited, compared to the GAAP measure of segment operating income, because it does not consider non-cash depreciation and amortization expense associated with long-lived assets. Because Adjusted Segment EBITDA does not consider the above items, a user of Viad's financial information should consider segment operating income as an important measure of financial performance because it provides a more complete measure of the Company's segment performance.

NON-GAAP FINANCIAL MEASURES, CONTINUED

INCOME BEFORE OTHER ITEMS

Millions (except per share amounts)	INCOME BEFORE OTHER ITEMS 2010	2011	2012	2013	2014	INCOME BEFORE OTHER ITEMS PER SHARE 2010	2011	2012	2013	2014
Income from Continuing Operations Attributable to Viad	$ (1.8)	$ 7.4	$ 3.3	$ 19.4	$ 40.8	$ (0.09)	$ 0.36	$ 0.17	$ 0.96	$ 2.02
Other Items (after-tax):										
Restructuring Charges	2.6	2.5	3.3	2.6	1.0	0.13	0.12	0.16	0.13	0.05
Impairment Charges	0.3	-	-	1.6	0.5	0.01	-	-	0.08	0.03
Acquisition-Related and Other Non-Recurring Expenses[1]	-	-	-	-	4.8	-	-	-	-	0.24
Tax Matters	0.8	(0.1)	13.4	(0.4)	(12.0)	0.04	-	0.66	(0.02)	(0.59)
Income Before Other Items	$ 1.9	$ 9.7	$ 20.1	$ 23.3	$ 35.2	$ 0.09	$ 0.48	$ 0.99	$ 1.15	$ 1.75

[1] Includes the following items: acquisition transaction-related costs of $4.1M ($2.6M after-tax); CEO Transition Costs of $2.7M ($1.7M after-tax); and integration costs of $0.8M ($0.6M after-tax).

ADJUSTED SEGMENT OPERATING INCOME and ADJUSTED SEGMENT EBITDA

Millions	MARKETING & EVENTS GROUP 2010	2011	2012	2013	2014	TRAVEL & RECREATION GROUP 2010	2011	2012	2013	2014
Segment Operating Income (Loss)	$ (5.1)	$ 5.2	$ 17.9	$ 20.1	$ 31.7	$ 16.1	$ 17.9	$ 20.3	$ 21.8	$ 28.1
Acquisition Integration Costs	-	-	-	-	0.8	-	-	-	-	-
Adjusted Segment Operating Income (Loss)	**(5.1)**	**5.2**	**17.9**	**20.1**	**32.5**	**16.1**	**17.9**	**20.3**	**21.8**	**28.1**
Segment Depreciation	21.4	21.6	22.4	19.6	20.0	5.1	6.1	6.8	6.9	7.9
Segment Amortization	0.9	0.7	0.4	0.8	2.4	0.0	0.1	0.3	0.4	0.4
Adjusted Segment EBITDA	**$ 17.2**	**$ 27.5**	**$ 40.7**	**$ 40.6**	**$ 54.9**	**$ 21.3**	**$ 24.0**	**$ 27.5**	**$ 29.1**	**$ 36.4**
Revenue	$ 756.5	$ 840.6	$ 902.0	$ 844.9	$ 944.5	$ 70.0	$ 87.2	$ 104.6	$ 108.4	$ 120.5
Adjusted Segment Operating Margin	-0.7%	0.6%	2.0%	2.4%	3.4%	23.1%	20.5%	19.4%	20.1%	23.3%
Adjusted Segment EBITDA Margin	2.3%	3.3%	4.5%	4.8%	5.8%	30.4%	27.6%	26.3%	26.9%	30.2%

Note: Certain amounts above may not foot due to rounding.

NON-GAAP FINANCIAL MEASURES, CONTINUED

INCOME BEFORE OTHER ITEMS

	INCOME BEFORE OTHER ITEMS		INCOME BEFORE OTHER ITEMS PER SHARE	
Millions (except per share amounts)	6/30/2014 YTD	6/30/2015 YTD	6/30/2014 YTD	6/30/2015 YTD
Income from Continuing Operations Attributable to Viad	$ 17.3	$ 20.4	$ 0.85	$ 1.02
Other Items (after-tax):				
Restructuring Charges	1.0	0.9	0.05	0.04
Impairment Charges	0.5	-	0.03	-
Acquisition-Related and Other Non-Recurring Expenses[1]	0.1	1.5	0.01	0.08
Tax Matters	(2.5)	(1.6)	(0.13)	(0.08)
Income Before Other Items	$ 16.4	$ 21.2	$ 0.81	$ 1.06

[1] Includes the following items: acquisition transaction-related costs of $0.2M ($0.1M after-tax) and $1.0M ($0.6M after-tax) for the six months ended 2014 and 2015, respectively; shareholder nomination & settlement costs of $0.7M ($0.4M after-tax) for the six months ended 2015; and integration costs of $0.7M ($0.5M after-tax) for the six months ended 2015.

ADJUSTED SEGMENT OPERATING INCOME and ADJUSTED SEGMENT EBITDA

	MARKETING & EVENTS GROUP		TRAVEL & RECREATION GROUP	
Millions	6/30/2014 YTD	6/30/2015 YTD	6/30/2014 YTD	6/30/2015 YTD
Segment Operating Income (Loss)	$ 27.2	$ 33.8	$ 0.3	$ 1.4
Acquisition Integration Costs	-	0.7	-	-
Adjusted Segment Operating Income (Loss)	**27.2**	**34.5**	**0.3**	**1.4**
Segment Depreciation	9.9	10.3	3.4	3.7
Segment Amortization	0.4	3.6	0.2	0.2
Adjusted Segment EBITDA	**$ 37.5**	**$ 48.4**	**$ 3.9**	**$ 5.3**
Revenue	$ 504.4	$ 543.5	$ 37.6	$ 37.9
Adjusted Segment Operating Margin	5.4%	6.3%	0.8%	3.7%
Adjusted Segment EBITDA Margin	7.4%	8.9%	10.3%	14.0%

Note: Certain amounts above may not foot due to rounding.

NON-GAAP FINANCIAL MEASURES, CONTINUED

EBITDA FROM ACQUISITIONS and THE GLACIER SKYWALK

	Year Ended December 31, 2014							
	MARKETING & EVENTS GROUP			TRAVEL & RECREATION GROUP				VIAD TOTAL
Millions	Acquisitions[1]	All Other	Total	Acquisitions[2]	Glacier Skywalk	All Other	Total	
Segment Operating Income (Loss)	$ (0.1)	$ 31.8	$ 31.7	$ 7.9	$ 3.9	$ 16.4	$ 28.1	$ 59.9
Integration Costs	0.8	-	0.8	-	-	-	-	0.8
Segment Depreciation	0.8	19.2	20.0	2.4	0.6	4.9	7.9	27.9
Segment Amortization	1.7	0.6	2.4	0.3	-	0.0	0.4	2.7
Adjusted Segment EBITDA	**$ 3.3**	**$ 51.6**	**$ 54.9**	**$ 10.6**	**$ 4.5**	**$ 21.3**	**$ 36.4**	**$ 91.3**
Revenue	$ 16.7	$ 927.8	$ 944.5	$ 30.6	$ 5.7	$ 84.2	$ 120.5	$ 1,065.0
Adjusted Segment EBITDA Margin	19.5%	5.6%	5.8%	34.6%	79.2%	25.3%	30.2%	8.6%

Note: Certain amounts above may not foot due to rounding.

1 Marketing & Events Group acquisitions include: Blitz Communications, onPeak and N200 (all acquired in the second half of 2014).

2 Travel & Recreation Group acquisitions include: Grouse Mountain Lodge, St. Mary Lodge and Alaska Denali Travel (acquired in 2011); the Banff International Hotel (acquired in 2012); and the West Glacier Properties (acquired in July 2014).

FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES

The Company has also provided the following forward–looking non–GAAP financial measures: Adjusted Segment EBITDA and Adjusted Segment EBITDA Margin. The Company does not provide reconciliations of these forward–looking non–GAAP financial measures to the most directly comparable GAAP financial measures because, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible, not all of the information necessary for quantitative reconciliations of these forward–looking non–GAAP financial measures to the most directly comparable GAAP financial measures are available to the Company without unreasonable efforts. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. It is probable that the forward–looking non–GAAP financial measures provided without the directly comparable GAAP financial measures may be materially different from the corresponding non–GAAP financial measures.

VIAD

MARKETING & EVENTS GROUP KEY METRICS

US BASE SAME-SHOW GROWTH[1]



11.2%
6.5%
6.4%
3.1%
-1.0%
7.4%
4.3%
2010
2011
2012
2013
2014
6/30/14 YTD
6/30/15 YTD

2014 GEOGRAPHIC REVENUE MIX



US
EMEA
Canada
7%
19%
74%

SHOW ROTATION[2]



Millions
$15
$16
$(48)
$65
$(70)
$50-$60
$23
$(26)
2011
2012
2013
2014
2015 (est)
2016 (est)
6/30/14 YTD
6/30/15 YTD

RECURRING & DIVERSE REVENUES

- 3-5 year contracts
- 90%+ renewal rate
- Largest contract is <5% of GES revenue
- Clients span broad range of industries; not overly exposed to any given industry

[1] Year-over-year revenue growth of shows that occur every year in the same quarter and are produced out of the same GES location
[2] Net change in revenue due to non-annual shows produced by GES (shows occur every two, three or four years)

VIAD

GES holds a **leading position** delivering its Core Services to the Exhibitions segment of the market and is **expanding** into other Live Events segments and New Services.

LIVE EVENTS SEGMENTS

GES 2014 Revenue %


7%
6%
2%
85%

Exhibitions	1 in 3 major US shows is a GES client ~14,000 events in North America[1]
Congresses / Conferences	GES serviced >150 events in 2014 >250,000 events in North America[2]
Corporate Events	7% of the Fortune 100 are GES clients >1M events in North America[2]
Consumer Events	Top 5 movie studios are GES clients GES touring exhibitions in 9 countries

UNDER-PENETRATED SEGMENTS (Congresses / Conferences, Corporate Events, Consumer Events)

SERVICES OFFERED

GES 2015 Revenue % (est.)


Audio-Visual 4%
1% Registration & Data
3% Event Accom.
92%

Core Services	~$4.5B US market size[3] ~$200M UK market size[3]
Event Accom.	~$200M US market size[3]
Audio-Visual	>$1B US market size[3] >$250M UK market size[3]
Registration & Data	~$165M US market size[4] ~$75M UK/Euro market size[4]

NEW SERVICES (Event Accom., Audio-Visual, Registration & Data)

VIAD

[1] Source = CEIR; [2] Source = PwC; [3] Source = internal estimates; [4] Source = AMR

The strategic fit of GES acquisitions brings **immediate** and **long-term** value

Best-in-Class Position	BLITZ	In-house provider of AV Services to **top 4** UK venues
Cross-Sell Across Assets	ONPEAK	**Majority** of the **top 100** US shows use onPEAK[1] for event accommodations
Assets form Basis for Data Platform	N200	Event registration for over **600** events in **42** countries

[1] Travel Planners, also acquired by Viad, was merged into onPeak.

ONPEAK/TRAVEL PLANNERS – ACQUIRED OCTOBER 7, 2014 FOR $76.3M

MARKET

U.S. EVENT ACCOMMODATIONS ADDRESSABLE MARKET: **~$100M**

COMPANY OVERVIEW

YEARS IN BUSINESS: **25+ Each** (onPeak & Travel Planners)

KEY FACILITIES: **Chicago, IL; New York, NY Atlanta, GA**

BUSINESS & SERVICES OVERVIEW

- **Company Description:** onPeak[1] provides end to end event accommodations solutions for event organizers and participants, with 2.7 million room night bookings annually
- **Key Services:** Site selection; hotel contract negotiations; registration integration; contact center; room block management; targeted marketing solutions; on-demand reporting tools; rate integrity tracking; hotel audits; post-event performance and impact tracking

KEY HIGHLIGHT

Leading technology platform, expert data analytics, innovative culture

Strong customer service culture and capabilities with long-term client relationships

STRATEGIC FIT

EXTENDS FULL SERVICE PROVIDER	PENETRATES CORPORATE ACCOUNTS	DEEPENS CLIENT RELATIONSHIP	SCOPE OF CROSS-SELL	ADDITIONAL EFFICIENCIES	BRINGS TECHNOLOGY CAPABILITY	DATA ASSET
●	◐	●	Intracompany New regions	Consolidating platform	●	●

[1] Travel Planners was merged into onPeak in connection with the acquisition.

ONPEAK/TRAVEL PLANNERS INTEGRATION OVERVIEW

MERGER OVERVIEW

Unique opportunity to acquire the **two largest** event accommodations firms and consolidate onto the **industry's leading platform**

The **Majority** of top 100 events in US use onPeak[1]

Next largest serves 7%

REVENUE OPPORTUNITIES

- Increased scale provides stronger negotiating leverage with hotels to capture higher revenue commissions
- Introduction of tiered pricing to increase booking capture rate
- Best of breed capabilities should drive a higher win-rate of event opportunities

GROWTH OPPORTUNITIES

- Leverage scale to build market share in adjacent markets (corporate meetings, sporting events, international)
- Enhance technology platform to offer self service solutions
- Possibility for event registration integration

OTHER SYNERGIES

- Migration to a single platform generating significant savings with a market-leading client service
- Headcount and operating expense reductions due to similar operating models and economies of scale

OPERATIONAL SYNERGIES ▶ **$4.4M**

[1] *Travel Planners was merged into onPeak in connection with the acquisition.*

BLITZ – ACQUIRED SEPTEMBER 16, 2014 FOR £15M ($24.4M)

MARKET

UK AV MARKET SIZE: **>$250M**

COMPANY OVERVIEW

YEARS IN BUSINESS: **25+**
KEY FACILITIES: **Manchester, UK**
London, UK

BUSINESS & SERVICES OVERVIEW

- **Company Description:** Blitz Communications is an AV staging and creative services provider for the live events industry in the UK and continental Europe, including corporate events, congresses and conferences, trade shows and select consumer events
- **Key Services:** Video, sound and lighting equipment and technology; set and stage stock and bespoke constructions; creative services and graphic production; digital media solutions; technical solutions for theater productions

KEY HIGHLIGHT

In-house, preferred AV service provider at **4 major** conference & exhibition centers: ExCel London, Olympia, Manchester Central and NEC

STRATEGIC FIT

EXTENDS FULL SERVICE PROVIDER	PENETRATES CORPORATE ACCOUNTS	DEEPENS CLIENT RELATIONSHIP	SCOPE OF CROSS-SELL	ADDITIONAL EFFICIENCIES	BRINGS TECHNOLOGY CAPABILITY	DATA ASSET
●	●	●	Intracompany New regions	Outsourced AV moved in-house	◑	◔

N200 – ACQUIRED NOVEMBER 24, 2014 FOR €9.7M ($12.1M)

MARKET

UK / EUROPE MARKET SIZE: **~$75M**

COMPANY OVERVIEW

YEARS IN BUSINESS: **20+**

KEY FACILITIES: **Watford, UK**
Haarlem, The Netherlands

BUSINESS & SERVICES OVERVIEW

- **Company Description:** N200 is a technology-based provider of registration and lead management services that has shifted towards a Software as a Service (Saas) model during the past several years. Its market position is tied to technology leadership
- **Key Services:** Event registration, ticketing, attendee/exhibitor engagement and data intelligence software. These services are provided through N200's Visit (registration platform), Visit Connect (lead management) and Visit Intelligence (data intelligence)

KEY HIGHLIGHTS

Largest registration provider in the UK and The Netherlands

Serves over **600** events each year, in **46** countries, supported by multi-lingual and multi-currency capabilities

STRATEGIC FIT

EXTENDS FULL SERVICE PROVIDER	PENETRATES CORPORATE ACCOUNTS	DEEPENS CLIENT RELATIONSHIP	SCOPE OF CROSS-SELL	ADDITIONAL EFFICIENCIES	BRINGS TECHNOLOGY CAPABILITY	DATA ASSET
●	◐	●	Intracompany New regions	Pilot integration to onPeak	●	●

TRAVEL & RECREATION GROUP (T&R) KEY METRICS

HOSPITALITY METRICS[1]



RevPAR
Occupancy
$84
$85
$94
$99
$63
$64
59.0%
59.1%
63.2%
66.6%
59.1%
56.2%
2011
2012
2013
2014
6/30/14 YTD
6/30/15 YTD

2014 GEOGRAPHIC REVENUE MIX



Brewster (Canada)
Glacier Park (Montana)
Alaska Denali Travel (Alaska)
6%
22%
72%

ATTRACTIONS METRICS[1]



Passengers
Revenue / Passenger
825,636
906,645
915,598
1,053,496
402,681
442,564
$35
$36
$37
$37
$30
$34
2011
2012
2013
2014
6/30/14 YTD
6/30/15 YTD

2014 LINE OF BUSINESS REVENUE MIX



Hospitality
Attractions
Packaged Tours
Transportation
13%
35%
16%
36%

[1] *Metrics are presented on a "same-store" basis, which includes assets owned by Viad and operating at full capacity for the entirety of the periods presented, expressed on a constant currency basis.*

T&R: DRIVING GROWTH IN MARKETS WITH PERENNIAL DEMAND

T&R operates in and around **iconic destinations:**
Banff & Jasper National Parks, Glacier National Park, Denali National Park – targeting **8.5+ million** annual visitors


Park Visitation (000)
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
BANFF
GLACIER
JASPER
DENALI
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

T&R consistently drives meaningful growth in markets with perennial demand

+14.5%
T&R Revenue CAGR 2010 – 2014

Sources: Parks Canada; U.S. National Park Service (2013 methodology change for Denali); Viad estimates for 2014 Banff and Jasper visitation (actual full year results not yet available).

T&R REFRESH: IMPROVING EXPERIENCE AND FINANCIAL RETURNS

T&R has proven success leveraging upgrades to existing assets to **increase revenue** at both attractions and hotels

BANFF GONDOLA LOWER TERMINAL

$1.3M UPGRADE ▶ **$0.8M** INCREMENTAL RETAIL REVENUE[1]

- NEW STARBUCKS HIGHEST $/TRANSACTION IN CANADA
- INSTALLED explore rockies ACTIVITY CENTER DESK FOR CROSS SELL
- REDESIGNED TRAFFIC FLOW / GIFT SHOP
- NEW "FLIGHT TIME" TICKETING SYSTEM

GROUSE MOUNTAIN LODGE

$3.3M UPGRADE ▶ **$1.3M** INCREASE IN REVENUE[2]

38% REVPAR GROWTH[2]

- UPGRADES IN HOTEL ROOMS
- UPGRADES IN PUBLIC SPACES

[1] *Based on 60% increase in annual retail revenue (including Starbucks) per passenger from 2008 (pre-renovation) to 2014.*
[2] *Increase from 2011 (pre-renovation) to 2014.*

VIAD

T&R PACKAGE TOURS & TRANSPORTATION

T&R offers packaged tours and transportation services that **drive visitation and revenue** to its higher-margin hotels and attractions

PACKAGED TOURS

- Includes in-bound packages throughout Canada and Alaska
- Supercharges hotels and attractions as purchase may include multiple hotels, attractions and transportation
- 3rd party products / activities expand reach, offering cross-sell and trade-up

TRANSPORTATION

- Over 100,000 consumer contact points → "happy, captive" audience for upsell
- Ground transportation integrated into multiple services: sightseeing, airport transfers, movement in park
- Charter motor coaches enable end-to-end for large group tour operators